Schedule of Investments – Virtus KAR Mid-Cap ETF

April 30, 2025 (unaudited)

Security Description	Shares	Value

COMMON STOCKS – 94.5%

Consumer Discretionary – 11.1%
Domino's Pizza, Inc.	2,240	$1,098,429
Pool Corp.	2,800	820,792
Ross Stores, Inc.	5,087	707,093
Total Consumer Discretionary		2,626,314
Financials - 14.1%
Brown & Brown, Inc.	6,045	668,577
FactSet Research Systems, Inc.	1,360	587,819
LPL Financial Holdings, Inc.	2,520	805,871
MSCI, Inc.	1,240	675,936
W R Berkley Corp.	8,248	591,299
Total Financials		3,329,502
Health Care – 10.5%
Align Technology, Inc.*	5,082	880,711
Cooper Cos., Inc. (The)*	10,240	836,301
West Pharmaceutical Services, Inc.	3,591	758,742
Total Health Care		2,475,754
Industrials – 44.5%
AMETEK, Inc.	8,320	1,410,906
Broadridge Financial Solutions, Inc.	3,280	795,072
EMCOR Group, Inc.	1,144	458,401
Equifax, Inc.	3,880	1,009,304
HEICO Corp. Class A	4,840	972,501
Lennox International, Inc.	1,640	896,670
Nordson Corp.	3,480	659,704
Old Dominion Freight Line, Inc.	4,360	668,301
Pentair PLC	8,880	805,682
Rollins, Inc.	17,440	996,347
Verisk Analytics, Inc.	3,240	960,433
Westinghouse Air Brake Technologies Corp.	4,640	857,194
Total Industrials		10,490,515
Information Technology – 14.3%
Bentley Systems, Inc. Class B	17,240	741,147
Fair Isaac Corp.*	360	716,285
Monolithic Power Systems, Inc.	1,518	900,326
Teledyne Technologies, Inc.*	2,200	1,025,266
Total Information Technology		3,383,024

TOTAL INVESTMENTS – 94.5%
(Cost $23,705,915)		22,305,109
Other Assets in Excess of Liabilities – 5.5%		1,297,079
Net Assets – 100.0%		$23,602,188

*	Non-income producing security.

Schedule of Investments – Virtus KAR Mid-Cap ETF (continued)

April 30, 2025 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2025.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$22,305,109	$—	$—	$22,305,109
Total	$22,305,109	$—	$—	$22,305,109